MERRILL LYNCH
PACIFIC FUND, INC.








FUND LOGO








Annual Report

December 31, 1995




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011






MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER


Fiscal Year in Review
For the 12 months ended December 31, 1995, Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +8.20%, +7.10%, +7.07% and +7.95%, respectively. The Fund outperformed its unmanaged Benchmark Index, which rose 2.63% for the period, as well as the unmanaged Morgan Stanley Capital International Pacific Region Index, which appreciated 2.99%. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--7 of this report to shareholders.)

Although the Fund's annual results are not exceptional in absolute terms, they are very favorable relative to unmanaged indexes of Pacific Basin stocks. Contributing to these strong relative performance results was the Fund's underweighting in Japan, with the portfolio's exposure there ranging between 60%--65% of net assets over the course of 1995. In local currency terms, the Japanese stock market ended 1995 at virtually the same point at which it began the year, but these results mask the considerable volatility in share prices that occurred. From the beginning of January to its June low, the Japanese stock market declined approximately 23% in yen terms, then appreciated 31% to end the year 1% above where it began. The yen, on the other hand, followed the opposite path. After appreciating 25% relative to the US dollar in the first half of 1995, the yen depreciated approximately 23% during the second half of the year. Therefore, in US dollar terms, the Japanese stock market declined by 2.5% in 1995. Hedging much of our yen exposure back into US dollars had a positive effect on total returns in the latter half of the year after hampering performance in the first half. The net results of our currency hedging strategies were positive.

Australia and Hong Kong, the Fund's other two main stock markets, substantially outperformed the Japanese stock market during the year. Although our investments in Australia and Hong Kong outperformed their stock markets, we were not significantly overweighted in either country. As a result, our good stock selection in these markets had just a modestly positive effect on the Fund's performance. The Fund's investments in other markets had a relatively neutral effect on total returns for the fiscal year.

Portfolio Matters
We continue to maintain the geographical asset allocation strategy we have followed for some months. At December month-end, 64.3% of the Fund's net assets was invested in Japanese stocks, 11.4% in Australia and New Zealand, and 11.6% in Hong Kong. The remaining 3.5% of the portfolio invested in common stocks was allocated to the smaller Pacific Basin stock markets, with the balance predominantly invested in commercial paper and put options on the yen.

The Fund's Japanese holdings are virtually the same as at the end of the September quarter, with investments focused in non-life insurance companies, as well as some other major positions, such as Murata Manufacturing Co., Ltd., Canon, Inc., Toyo Seikan Kaisha, Ltd., Mitsubishi Heavy Industries, Ltd., Ito-Yokado Co., Ltd., Rohm Co., Ltd., Suzuki Motor Corp., and Sankyo Co., Ltd. Similarly, our major holdings in Australia continue to be Lend Lease Corp., Coca-Cola Amatil, Ltd., and Village Roadshow Ltd. However, in Hong Kong we increased our exposure to both HSBC Holdings PLC and Hutchison Whampoa Limited, while eliminating the position in China Light & Power Co., Ltd.

We believe that HSBC Holdings and Hutchison Whampoa, two of the Fund's ten-largest holdings, have among the strongest franchises among Hong Kong companies and have an optimum combination of financial stability and earnings growth. However, both stocks have risen to higher valuations and have significantly outperformed the Hong Kong stock market. As a result, we have been reluctant to increase our positions further. However, we would likely add to our investments in these companies should their shares decline in price or if their already strong prospects were further improved by significant positive fundamental developments.

In Australia, our major investments have also been exceptionally strong performers. Lend Lease Corp., Coca-Cola Amatil, Ltd. and Village Roadshow, Ltd. have excellent managements, and are engaged in profitable businesses with good growth prospects. Therefore, we anticipate that the value of these businesses will increase steadily. Unfortunately, investors are already valuing these stocks as though they are far superior to the average Australian company. Although we believe that these companies are truly superior, their current share prices are appropriately valued, in our opinion.

In contrast, share prices for the Fund's major Japanese holdings do not yet reflect their true value, in our opinion. Investors are currently placing a lower value estimation on our Japanese investments than they are for the average Japanese company. Murata Manufacturing Co., Ltd. and Rohm Co., Ltd. are trading at price/earnings ratios at or below 20 times earnings per share. Chudenko Corp. shares are selling at less than 1.5 times book value, most of which is liquid. Our property and casualty insurance holdings are selling much below their liquidation values. We cannot ascertain the reasons why investors choose to undervalue shares of these outstanding companies. Nevertheless, we believe that if we continue to focus our Japanese investments on superior companies whose shares are selling at very compelling valuations compared to the average Japanese company, then they will outperform the Japanese stock market over the longer term. Since we believe that Japanese stock market prospects are now more favorable than has been the case for a number of years, we are therefore quite positive on the outlook for our Japanese holdings.

Typically, we do not attempt to forecast stock market movements. We prefer to focus our research efforts on identifying companies whose shares are undervalued. Although we are not departing from this view, at this time we are encouraged by signs that the Japanese stock market may be moving into a more positive phase.

Japanese share prices are still 40%--50% below their year-end 1989 highs. This does not necessarily mean that the Japanese stock market will now begin to appreciate. However, if one believes that fundamental conditions are now improving for the Japanese financial markets--and we do--then it is not unreasonable to expect that a period of improved absolute performance for Japanese stocks may take place over the next several years.

There are also signs that Japanese corporate profitability is increasing, and is likely to continue to increase as long as the US dollar appreciates relative to the yen. In our last report to shareholders, we discussed at length the importance of the yen/US dollar relationship to the profitability of Japanese companies and, specifically, to the Japanese companies represented in the Fund's portfolio. We believe that the Japanese stock market will not perform well if the yen appreciates to any substantial degree relative to the US dollar. Accordingly, our portfolio is structured so that yen depreciation, if it occurs, should not negatively impact the current US dollar value of the portfolio to any significant degree. Furthermore, our Japanese investments should benefit, and their stock prices appreciate, if the yen weakens. If, on the other hand, the yen appreciates significantly relative to the US dollar, then we would expect the Japanese stock market will perform poorly and that the Fund's Japanese investments will underperform the overall market.

We also must emphasize that we are not forecasting the beginning of a secular bull market in Japan, but we are moderately positive. In our view, other countries' stock markets in the Pacific Basin offer greater capital appreciation prospects over the longer term. If the Japanese stock market does afford a reasonable rate of appreciation in the intermediate term, we would use the opportunity to take profits in some holdings and increase investments in other Pacific Basin stock markets, where we perceive more attractive long-term values based on better economic and earnings growth prospects.

In Conclusion
We thank you for your investment in Merrill Lynch Pacific Fund, Inc., and look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Stephen I. Silverman)
Stephen I. Silverman
Vice President and Portfolio Manager



February 2, 1996







PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results
                                                                     Market Performance               Market Capitalization
                                                              In Local Currency/In US Dollars            (as of 9/30/95)
                                                                   3 Month       12 Month         In US Dollars    % of Total
                                                                   % Change      % Change           (Billions)      (100.0%)
ML Pacific Fund, Inc. Class A Shares*                              + 2.54%(1)    + 6.77%(1)
ML Pacific Fund, Inc. Class B Shares*                              + 3.20(1)     + 6.61(1)
ML Pacific Fund, Inc. Class C Shares*                              + 2.74(1)     + 6.16(1)
ML Pacific Fund, Inc. Class D Shares*                              + 2.64(1)     + 6.72(1)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*     + 3.92(2)     + 8.20(2)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*     + 3.68(3)     + 7.10(3)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*     + 3.62(4)     + 7.07(4)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*     + 3.82(5)     + 7.95(5)
Market-Weighted Index**                                            + 4.71(6)     + 0.05(7)
Benchmark Index***                                                 + 4.54        + 2.63
   Japan                                                        +9.70/+5.20  + 1.19/- 2.47           $3,405          79.7%
   Australia                                                    +3.15/+1.57  +15.18/+10.48              233           5.5
   Hong Kong                                                    +4.43/+4.42  +22.98/+23.04              263           6.2
   Malaysia                                                     -0.54/- 1.62 + 2.47/+3.03               195           4.6
   Singapore                                                    +9.02/+9.56  + 5.00/+8.16               132           3.1
   Thailand                                                     -1.04/- 1.43 - 5.83/- 6.15               41           0.9


(1)Percent change includes reinvestment of $0.382 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.298 per share ordinary income dividends and $0.382 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.099 per share ordinary income dividends and $0.382 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.179 per share ordinary income dividends and $0.382 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.255 per share ordinary income dividends and $0.382 per share capital gains distributions.
(6)9/30/95 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
(7)12/31/94 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **Unmanaged. The Market-Weighted Index weights the US dollar-adjusted Pacific Basin stock market returns by the relative market capitalization of each individual country on the appropriate date.
***Unmanaged. The Benchmark Index weights US dollar-adjusted returns based on 68% Japan, 7% Australia, 14% Hong Kong, 5% Malaysia, 4% Singapore and 2% Thailand.

Total Return Based on a $10,000 Investment--Class A Shares and Class
B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Morgan
Stanley Capital International Pacific Region Index. Beginning and ending values are:


                                      12/85           12/95

ML Pacific Fund, Inc.++--
Class A Shares*                       $ 9,475        $42,027

Morgan Stanley Capital International
Pacific Region Index++++              $10,000        $35,706




A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Morgan
Stanley Capital International Pacific Region Index. Beginning and ending values are:


                                      10/21/88**      12/95

ML Pacific Fund, Inc.++--
Class B Shares                        $10,000        $17,706

Morgan Stanley Capital International
Pacific Region Index++++              $10,000        $10,610

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, and Singapore.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore.


Past performance is not predicitve of future performance.




Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       + 8.20%        + 2.52%
Five Years Ended 12/31/95                 + 9.83         + 8.65
Ten Years Ended 12/31/95                  +16.06         +15.44

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/95                        +7.10%         +3.10%
Five Years Ended 12/31/95                  +8.71          +8.71
Inception (10/21/88) through 12/31/95      +8.26          +8.26

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

Total Return Based on a $10,000 Investment--Class C Shares and Class
D Shares

A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International Pacific Region Index.
Beginning and ending values are:


                                     10/21/94**       12/95

ML Pacific Fund, Inc.++--
Class C Shares*                       $10,000        $10,274

ML Pacific Fund, Inc.++--
Class D Shares*                       $ 9,475        $ 9,826

Morgan Stanley Capital International
Pacific Region Index++++              $10,000        $ 9,793


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Ausralia, Hong Kong, and Singapore.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore.


Past performance is not predictive of future performance.

Average Annual Total Return


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                        +7.07%         +6.07%
Inception (10/21/94)
through 12/31/95                           +2.29          +2.29

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                        +7.95%         +2.29%
Inception (10/21/94)
through 12/31/95                           +3.09          -1.46

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




PERFORMANCE DATA (continued)


Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 23, 1976 to $17,381.70 on December 31, 1995.

Performance Summary--Class A Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed  Dividends Paid*   % Change**
9/23/76--12/31/76                  $ 9.30      $ 9.81          --             --          + 5.48%
1977                                 9.81        9.20          --           $0.050        - 5.73
1978                                 9.20       14.48       $ 0.070          0.020        +58.87
1979                                14.48        8.96         3.340          0.120        -23.40
1980                                 8.96       12.11          --            0.220        +38.49
1981                                12.11       12.78         1.460          0.230        +22.22
1982                                12.78       12.07         0.420          0.320        + 0.46
1983                                12.07       16.04         0.180          0.290        +38.54
1984                                16.04       15.43         0.950          0.090        + 2.92
1985                                15.43       19.59         1.380          0.160        +40.96
1986                                19.59       34.32         0.190          0.110        +77.78
1987                                34.32       16.15        22.154          0.183        +10.77
1988                                16.15       19.11         2.064          0.196        +34.38
1989                                19.11       20.65         1.042          0.061        +14.49
1990                                20.65       16.52         1.668          0.766        - 8.39
1991                                16.52       18.34         0.521          0.433        +17.04
1992                                18.34       15.80         0.221          0.741        - 8.75
1993                                15.80       21.21          --            0.027        +34.41
1994                                21.21       21.12         0.469          0.219        + 2.90
1995                                21.12       22.16         0.382          0.298        + 8.20
                                                            -------         ------
                                                      Total $36.511   Total $4.534

                                               Cumulative total return as of 12/31/95: +1,734.48%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



PERFORMANCE DATA (concluded)

Performance Summary--Class B Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed  Dividends Paid*   % Change**
10/21/88--12/31/88                 $17.93      $19.09        $1.034         $0.171        +13.37%
1989                                19.09       20.49         1.042           --          +13.39
1990                                20.49       16.30         1.668          0.653        - 9.29
1991                                16.30       18.01         0.521          0.322        +15.87
1992                                18.01       15.34         0.221          0.726        - 9.72
1993                                15.34       20.41          --             --          +33.05
1994                                20.41       20.27         0.469          0.041        + 1.87
1995                                20.27       21.22         0.382          0.099        + 7.10
                                                             ------         ------
                                                       Total $5.337   Total $2.012

                                                  Cumulative total return as of 12/31/95: +77.06%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $21.67      $20.12        $0.469         $0.191         -4.04%
1995                                20.12       20.97         0.382          0.179         +7.07
                                                             ------         ------
                                                       Total $0.851   Total $0.370

                                                   Cumulative total return as of 12/31/95: +2.74%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $22.70      $21.11        $0.469         $0.213         -3.93
1995                                21.11       22.14         0.382          0.255         +7.95
                                                             ------         ------
                                                       Total $0.851   Total $0.468

                                                   Cumulative total return as of 12/31/95: +3.71%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.




IMPORTANT TAX INFORMATION (unaudited)


The following information summarizes all per share distributions paid by Merrill Lynch Pacific Fund, Inc. during its taxable year ended December 31, 1995:

                                                                         Foreign
                                                                      Source Income
                                      Qualifying     Non-Qualifying (excluding Foreign              Foreign Taxes
Record                    Payable       Domestic         Domestic     Taxes Paid or       Total         Paid or       Long-Term
Date                       Date     Ordinary Income  Ordinary Income    Withheld)    Ordinary Income    Withheld    Capital Gains
Class A Shares
12/15/95                  12/26/95       $ --          $0.195660        $0.102497       $0.298157      $0.018432      $0.382393

Class B Shares
12/15/95                  12/26/95       $ --          $0.065123        $0.034115       $0.099238      $0.018432      $0.382393

Class C Shares
12/15/95                  12/26/95       $ --          $0.117742        $0.061679       $0.179421      $0.018432      $0.382393

Class D Shares
12/15/95                  12/26/95       $ --          $0.167343        $0.087663       $0.255006      $0.018432      $0.382393

The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income, or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisers regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


PORTFOLIO INFORMATION


For the Quarter Ended December 31, 1995


                                 Percent of
Ten Largest Equity Holdings      Net Assets

Murata Manufacturing Co., Ltd.        6.6%
Canon, Inc.                           5.2
HSBC Holdings PLC                     5.0
Toyo Seikan Kaisha, Ltd.              4.9
Mitsubishi Heavy Industries, Ltd.     4.6
Lend Lease Corp.                      4.4
Ito-Yokado Co., Ltd.                  4.3
Hutchison Whampoa Limited             4.2
Dai-Tokyo Fire & Marine
 Insurance Co., Ltd.                  3.5
Coca-Cola Amatil, Ltd.                3.4



                                 Percent of
Ten Largest Industries           Net Assets

Property & Casualty Insurance        15.5%
Electric Equipment                   12.0
Electric Construction                 5.8
Office Equipment                      5.2
Retailing                             5.1
Banking                               5.0
Containers                            4.9
Capital Goods                         4.6
Property                              4.5
Conglomerates                         4.2

Addition

Renong BHD


Deletions

AMCOR Ltd.
China Light & Power Co., Ltd.
Sime Darby BHD




SCHEDULE OF INVESTMENTS
                            Shares Held/                                                                   Value    Percent of
Industry                    Face Amount               Investments                          Cost          (Note 1a)  Net Assets
Japanese Securities

Automobile                     4,861,000     Suzuki Motor Corp.                      $   51,258,498   $   54,147,133    3.0%

Beverage                         380,000     Chukyo Coca-Cola Bottling Co., Ltd.          5,420,506        3,717,551    0.2
                                 424,000     Hokkaido Coca-Cola Bottling Co., Ltd.        6,399,350        5,133,669    0.3
                                 386,000     Kinki Coca-Cola Bottling Co., Ltd.           7,430,096        5,234,405    0.3
                                 476,000     Mikuni Coca-Cola Bottling Co., Ltd.          8,487,431        6,500,969    0.4
                                 470,000     Sanyo Coca-Cola Bottling Co., Ltd.           7,028,799        6,828,749    0.4
                                                                                     --------------   --------------  ------
                                                                                         34,766,182       27,415,343    1.6

Capital Goods                 10,275,000     Mitsubishi Heavy Industries, Ltd.           72,860,934       81,909,386    4.6

Chemicals                      2,403,000     Shin-Etsu Chemical Co., Ltd.                44,008,434       49,810,345    2.8

Consumer Electronics   YEN   409,000,000     Matsushita Electric Works, Ltd.-
                                             C.E.W. #8, 2.70% due 5/31/2002               4,543,869        4,841,128    0.3

Containers                     2,926,000     Toyo Seikan Kaisha, Ltd.                    66,781,229       87,575,940    4.9

Electric Construction          1,377,000     Chudenko Corp.                              44,034,570       47,216,001    2.6
                               2,299,000     Kinden Corp.                                40,928,144       39,860,616    2.2
                               1,120,000     Taihei Dengyo Kaisha, Ltd.                  24,789,475       17,683,069    1.0
                                                                                     --------------   --------------  ------
                                                                                        109,752,189      104,759,686    5.8

Electric Equipment             3,200,000     Murata Manufacturing Co., Ltd.             110,654,033      117,783,805    6.6
                               2,557,000     NEC Corporation                             37,256,072       31,207,090    1.7
                                 857,000     The Nippon Signal Co., Ltd.                 12,946,455        7,014,384    0.4
                               1,062,000     Rohm Co., Ltd.                              44,672,431       59,971,523    3.3
                                     169     Sumitomo Electric Industries,
                                             Ltd., #1 Y (Warrants)(a)                       185,351          137,505    0.0
                                                                                     --------------   --------------  ------
                                                                                        205,714,342      216,114,307   12.0

Iron & Steel                     475,000     Maruichi Steel Tube, Ltd.                    6,023,843        8,695,757    0.5

Office Equipment               5,139,000     Canon, Inc.                                 81,282,305       93,083,398    5.2

Pharmaceuticals                2,377,000     Sankyo Co., Ltd.                            53,325,831       53,415,730    3.0

Property & Casualty            8,338,000     Dai-Tokyo Fire & Marine Insurance
Insurance                                    Co., Ltd.                                   50,642,574       63,641,457    3.5
                               4,492,000     Fuji Fire & Marine Insurance Co.,
                                             Ltd.                                        16,261,457       23,669,585    1.3
                               6,843,000     Koa Fire & Marine Insurance Co.,
                                             Ltd.                                        41,125,130       41,890,507    2.3
                               6,210,000     Nichido Fire & Marine Insurance
                                             Co., Ltd.                                   33,868,984       49,925,417    2.8
                               5,038,000     Sumitomo Marine & Fire Insurance
                                             Co., Ltd.                                   44,246,350       41,381,480    2.3
                               4,550,000     Tokio Marine & Fire Insurance Co.,
                                             Ltd.                                        45,703,327       59,497,288    3.3
                                                                                     --------------   --------------  ------
                                                                                        231,847,822      280,005,734   15.5

Retailing                      1,243,000     Ito-Yokado Co., Ltd.                        59,932,061       76,573,809    4.3
                                 364,000     Sangetsu Co., Ltd.                           8,382,717        9,166,989    0.5
                                 352,000     Senshukai Co., Ltd.                          5,696,494        5,762,108    0.3
                                                                                     --------------   --------------  ------
                                                                                         74,011,272       91,502,906    5.1

                                             Total Investments in Japan               1,036,176,750    1,153,276,793   64.3


SCHEDULE OF INVESTMENTS (continued)
                            Shares Held/                                                                   Value    Percent of
Industry                    Face Amount               Investments                          Cost          (Note 1a)  Net Assets
Australian Securities

Food & Beverage                7,542,057     Coca-Cola Amatil, Ltd.                  $   36,058,150   $   60,176,776    3.4%

Leisure                       13,840,684     Village Roadshow Ltd. 'A'
                                             (Preferrred)                                24,574,258       43,226,117    2.4

Property                       5,425,378     Lend Lease Corp.                            67,977,434       78,669,066    4.4
                           US$ 1,500,000     Lend Lease Finance International,
                                             4.75% due 6/01/2003                          1,736,250        1,869,150    0.1
                                                                                     --------------   --------------  ------
                                                                                         69,713,684       80,538,216    4.5

                                             Total Investments in Australia             130,346,092      183,941,109   10.3


Hong Kong Securities

Banking                        5,975,094     HSBC Holdings PLC                           75,810,267       90,414,640    5.0

Conglomerates                 12,407,035     Hutchison Whampoa Limited                   65,495,149       75,578,291    4.2

Diversified                    5,462,500     Swire Pacific Ltd. 'A'                      44,702,320       42,388,774    2.4

                                             Total Investments in Hong Kong             186,007,736      208,381,705   11.6


Indian Securities

Banking                            5,100     SCICI, Ltd.                                     15,309            5,405    0.0
                                   4,900   ++SCICI, Ltd. (Rights)                                 0                0    0.0
                                                                                     --------------   --------------  ------
                                                                                             15,309            5,405    0.0

Broadcast/Media                  620,000   ++Shivalik Projects Ltd.                       3,557,823        3,174,964    0.2

Diversified Mutual             1,705,000   ++Master Plus                                  1,083,668          509,317    0.0
Fund

Financial Services                72,000   ++Housing Development Finance
                                             Corp. Limited                                5,781,901        5,561,309    0.3

                                             Total Investments in India                  10,438,701        9,250,995    0.5


Indonesian Securities

Pharmaceuticals                1,634,000     P.T. Kalbe Farma                             5,525,626        5,544,440    0.3

                                             Total Investments in Indonesia               5,525,626        5,544,440    0.3


Malaysian Securities

Diversified                    4,739,000     Renong BHD                                   6,981,270        7,019,358    0.4

Transportation                 3,661,000     Malaysian International Shipping BHD        12,515,710        9,590,565    0.5

                                             Total Investments in Malaysia               19,496,980       16,609,923    0.9

SCHEDULE OF INVESTMENTS (continued)
                                                                                                           Value    Percent of
Industry                    Shares Held               Investments                          Cost          (Note 1a)  Net Assets
New Zealand Securities

Diversified                   36,600,000   ++Guiness Peat Group PLC                  $   15,917,954   $   19,131,552    1.1%

                                             Total Investments in New Zealand            15,917,954       19,131,552    1.1


Pakistan Securities

Utilities                         43,298   ++Pakistan Telecommunications
                                             (GDR)(b)++++                                 7,783,681        3,680,330    0.2

                                             Total Investments in Pakistan                7,783,681        3,680,330    0.2


Singaporean Securities

Food                           3,600,000     Cerebos Pacific Ltd.                         5,153,632       24,950,495    1.4

Transportation                   300,000     Singapore Bus Co. Ltd.-Foreign
                                             Registered                                   1,060,285        2,142,857    0.1

                                             Total Investments in Singapore               6,213,917       27,093,352    1.5


South Korean Securities

Textiles                           3,080     Taekwang Industries Co.                        716,353        2,017,068    0.1

                                             Total Investments in South Korea               716,353        2,017,068    0.1


                            Face Amount

Short-Term Securities

Commercial Paper*         US$ 28,913,000     General Electric Capital Corp.,
                                             5.90% due 1/02/1996                         28,898,784       28,898,784    1.6
                              45,000,000     Goldman Sachs Group L.P., 6.10% due
                                             1/05/1996                                   44,954,250       44,954,250    2.5
                              45,000,000     UBS Finance Delaware Inc., 6.00% due
                                             1/03/1996                                   44,970,000       44,970,000    2.5

                                             Total Investments in Short-Term
                                             Securities                                 118,823,034      118,823,034    6.6


                                                                                         Premiums
                                                          Issue                            Paid

Currency Put Options Purchased

                        YEN  323,000,000     Japanese Yen, expiring January 1996
                                             at YEN 102                                   5,963,200        5,071,100    0.3
                             156,010,000     Japanese Yen, expiring January 1996
                                             at YEN 102                                   2,752,016        2,925,187    0.2
                             120,848,684     Japanese Yen, expiring Februaury 1996
                                             at YEN 102                                   1,836,900        2,610,332    0.1
                             275,641,027     Japanese Yen, expiring March 1996 at
                                             YEN 92                                       6,450,000       30,003,526    1.7

                                             Total Currency Put Options Purchased        17,002,116       40,610,145    2.3


                                             Total Investments                        1,554,448,940    1,788,360,446   99.7




SCHEDULE OF INVESTMENTS (concluded)
                        Number of Contracts/                                                               Value    Percent of
                            Face Amount                    Issue                           Cost          (Note 1a)  Net Assets
Call Options Written

                                   4,263     HSBC Holdings PLC, expiring January
                                             1996 at HK$12,356                       $     (57,605)   $     (14,335)    0.0%
                                   4,263     HSBC Holdings PLC, expiring January
                                             1996 at HK$12,239                             (56,423)         (19,850)    0.0
                                   4,263     HSBC Holdings PLC, expiring January
                                             1996 at HK$12,313                             (49,371)         (50,175)    0.0
                                   4,263     HSBC Holdings PLC, expiring January
                                             1996 at HK$12,346                             (50,112)         (56,792)    0.0
                                   4,263     HSBC Holdings PLC, expiring January
                                             1996 at HK$12,279                             (50,445)         (73,884)    0.0
                                   4,263     HSBC Holdings PLC, expiring January
                                             1996 at HK$12,291                             (50,502)         (72,230)    0.0

                                             Total Call Options Written                   (314,458)        (287,266)    0.0

Total Investments, Net of Options Written                                            $1,554,134,482    1,788,073,180   99.7
                                                                                     ==============
Unrealized Appreciation on Forward Foreign Exchange Contracts**                                            9,847,257    0.6

Liabilities in Excess of Other Assets                                                                     (4,521,704)  (0.3)
                                                                                                      --------------  ------
Net Assets                                                                                            $1,793,398,733  100.0%
                                                                                                      ==============  ======

 (a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (b)GDR--Global Depositary Receipts.
   *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
  **Forward foreign exchange contracts as of December 31, 1995 were as follows:

                                                                  Unrealized
                                             Expiration          Appreciation
    Foreign Currency Sold                       Date              (Note 1b)

    YEN  36,012,098,761                      July 1996            $9,847,257

    Total Unrealized Appreciation on
    Forward Foreign Exchange Contracts
    (US Commitment--$368,236,564)                                 $9,847,257
                                                                  ==========

  ++Non-Income producing security.
++++Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $3,680,000, representing 0.2% of net assets.

                               Acquisition                     Value
    Issue                          Date          Cost        (Note 1a)

    Pakistan Telecommunications
    (GDR)                       9/16/1994     $7,783,681     $3,680,330

    Total                                     $7,783,681     $3,680,330
                                              ==========     ==========

    See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of December 31, 1995
Assets:             Investments, at value (identified cost--$1,537,446,824) (Note 1a)                     $1,747,750,301
                    Options purchased, at value (premiums paid--$17,002,116)
                    (Notes 1a & 1b)                                                                           40,610,145
                    Unrealized appreciation on forward foreign exchange contracts
                    (Note 1b)                                                                                  9,847,257
                    Foreign cash (Note 1c)                                                                     3,757,770
                    Cash                                                                                           1,021
                    Receivables:
                      Capital shares sold                                                $    9,625,282
                      Dividends                                                                 403,024
                      Interest                                                                   13,558
                      Securities sold                                                               501       10,042,365
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          99,521
                                                                                                          --------------
                    Total assets                                                                           1,812,108,380
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$314,458)
                    (Notes 1a & 1b)                                                             287,266
                    Payables:
                      Securities purchased                                                   13,040,586
                      Capital shares redeemed                                                 2,944,699
                      Distributor (Note 2)                                                      859,934
                      Investment adviser (Note 2)                                               833,826       17,679,045
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       743,336
                                                                                                          --------------
                    Total liabilities                                                                         18,709,647
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,793,398,733
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                            $    2,742,351
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                 4,910,334
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   219,788
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   442,445
                    Paid-in capital in excess of par                                                       1,550,045,045
                    Accumulated distributions in excess of realized capital gains on
                    investments and foreign currency transactions--net                                        (8,718,743)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        243,757,513
                                                                                                          --------------
                    Net assets                                                                            $1,793,398,733
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $607,598,154 and 27,423,514 shares
                             outstanding                                                                  $        22.16
                                                                                                          ==============
                    Class B--Based on net assets of $1,041,762,957 and 49,103,338 shares
                             outstanding                                                                  $        21.22
                                                                                                          ==============
                    Class C--Based on net assets of $46,091,959 and 2,197,882 shares
                             outstanding                                                                  $        20.97
                                                                                                          ==============
                    Class D--Based on net assets of $97,945,663 and 4,424,454 shares
                             outstanding                                                                  $        22.14
                                                                                                          ==============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statement of Operations for the Year Ended December 31, 1995
Investment          Dividends (net of $1,452,909 foreign withholding tax)                                 $   18,636,335
Income              Interest and discount earned (net of $6,289 foreign
(Notes 1d & 1e):    withholding tax)                                                                           4,194,289
                                                                                                          --------------
                    Total income                                                                              22,830,624
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    9,381,493
                    Account maintenance and distribution fees--Class B (Note 2)               9,131,372
                    Transfer agent fees--Class B (Note 2)                                     2,030,445
                    Custodian fees                                                            1,368,188
                    Transfer agent fees--Class A (Note 2)                                     1,089,887
                    Printing and shareholder reports                                            315,385
                    Account maintenance and distribution fees--Class C (Note 2)                 228,521
                    Account maintenance fees--Class D (Note 2)                                  142,796
                    Accounting services (Note 2)                                                133,747
                    Registration fees (Note 1f)                                                 127,667
                    Transfer agent fees--Class D (Note 2)                                       108,592
                    Professional fees                                                           108,252
                    Transfer agent fees--Class C (Note 2)                                        52,587
                    Directors' fees and expenses                                                 48,782
                    Pricing fees                                                                  8,059
                    Other                                                                        40,404
                                                                                         --------------
                    Total expenses                                                                            24,316,177
                                                                                                          --------------
                    Investment loss--net                                                                      (1,485,553)
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain on    Investments--net                                                       30,613,219
Investments &         Foreign currency transactions--net                                     24,573,057       55,186,276
Foreign Currency                                                                         --------------
Transactions--Net   Change in unrealized appreciation/depreciation on:
(Notes 1b, 1c,        Investments--net                                                       20,384,295
1d & 3):              Foreign currency transactions--net                                     48,721,522       69,105,817
                                                                                         --------------   --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                            124,292,093
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  122,806,540
                                                                                                          ==============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Year Ended December 31,
Increase (Decrease) in Net Assets:                                                            1995             1994
Operations:         Investment loss--net                                                 $   (1,485,553)  $   (1,579,329)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        55,186,276       33,063,391
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       69,105,817      (31,301,124)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    122,806,540          182,938
                                                                                         --------------   --------------

Dividends &         In excess of investment income--net:
Distributions to      Class A                                                                        --       (5,944,755)
Shareholders          Class B                                                                        --       (1,798,546)
(Note 1g):            Class C                                                                        --          (67,122)
                      Class D                                                                        --         (185,967)
                    Realized gain--net:
                      Class A                                                               (14,499,563)      (8,886,236)
                      Class B                                                               (18,356,327)     (14,441,473)
                      Class C                                                                  (910,272)        (115,222)
                      Class D                                                                (1,710,133)        (286,591)
                    In excess of realized gain--net:
                      Class A                                                                (3,585,642)      (3,830,198)
                      Class B                                                                (4,539,392)      (6,224,649)
                      Class C                                                                  (225,104)         (49,664)
                      Class D                                                                  (422,904)        (123,527)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (44,249,337)     (41,953,950)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                            182,530,658      593,752,517
(Note 4):                                                                                --------------   --------------


Net Assets:         Total increase in net assets                                            261,087,861      551,981,505
                    Beginning of year                                                     1,532,310,872      980,329,367
                                                                                         --------------   --------------
                    End of year                                                          $1,793,398,733   $1,532,310,872
                                                                                         ==============   ==============

                    See Notes to Financial Statements.

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                Class A
                                                                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         1995++      1994++      1993       1992       1991
Per Share           Net asset value, beginning of year       $    21.12  $    21.21  $    15.80  $    18.34   $    16.52
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .11         .10         .07         .05          .04
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                              1.61         .50        5.37       (1.63)        2.73
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.72         .60        5.44       (1.58)        2.77
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --          --          --        (.01)        (.11)
                      In excess of investment income--net            --        (.22)       (.03)         --           --
                      Realized gain--net                           (.55)       (.33)         --        (.95)        (.84)
                      In excess of realized gain--net              (.13)       (.14)         --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.68)       (.69)       (.03)       (.96)        (.95)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    22.16  $    21.12  $    21.21  $    15.80   $    18.34
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            8.20%       2.90%      34.41%      (8.75%)      17.04%
Return:*                                                     ==========  ==========  ==========  ==========   ==========


Ratios to Average   Expenses                                       .93%        .91%        .90%        .98%        1.02%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .53%        .47%        .47%        .40%         .43%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $  607,598  $  587,107  $  472,322  $  284,674   $  304,712
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           26.73%      23.84%      13.25%       7.62%        5.91%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the year.


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                Class B
                                                                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         1995++      1994++      1993       1992       1991

Per Share           Net asset value, beginning of year       $    20.27  $    20.41  $    15.34  $    18.01   $    16.30
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment loss--net                           (.10)       (.12)       (.10)       (.12)        (.14)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                              1.53         .49        5.17       (1.60)        2.69
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.43         .37        5.07       (1.72)        2.55
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      In excess of investment income--net            --        (.04)         --          --           --
                      Realized gain--net                           (.38)       (.33)         --        (.95)        (.84)
                      In excess of realized gain--net              (.10)       (.14)         --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.48)       (.51)         --        (.95)        (.84)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    21.22  $    20.27  $    20.41  $    15.34   $    18.01
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            7.10%       1.87%      33.05%      (9.72%)      15.87%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, excluding account
Net Assets:         maintenance and distribution fees              .96%        .94%        .92%       1.00%        1.04%
                                                             ==========  ==========  ==========  ==========   ==========
                    Expenses                                      1.96%       1.94%       1.92%       2.00%        2.04%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment loss--net                          (.50%)      (.56%)      (.56%)      (.61%)       (.60%)
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $1,041,763  $  915,351  $  508,008  $  165,015   $  105,669
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           26.73%      23.84%      13.25%       7.62%        5.91%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the year.


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)



Financial Highlights (concluded)
                                                                                Class C               Class D
                                                                                        For the                For the
                                                                           For the      Period     For the     Period
The following per share data and ratios have been derived                    Year      Oct. 21,      Year     Oct. 21,
from information provided in the financial statements.                      Ended     1994++ to     Ended     1994++ to
                                                                           Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Increase (Decrease) in Net Asset Value:                                     1995++++    1994++++     1995++++   1994++++
Per Share           Net asset value, beginning of period                 $    20.12  $    21.67  $    21.11   $    22.70
Operating                                                                ----------  ----------  ----------   ----------
Performance:        Investment income (loss)--net                              (.12)       (.03)        .07           --
                    Realized and unrealized gain (loss) on
                    investments income and foreign currency
                    transactions--net                                          1.53        (.86)       1.60         (.91)
                                                                         ----------  ----------  ----------   ----------
                    Total from investment operations                           1.41        (.89)       1.67         (.91)
                                                                         ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      In excess of investment income--net                        --        (.19)         --         (.21)
                      Realized gain--net                                       (.45)       (.33)       (.51)        (.33)
                      In excess of realized gain--net                          (.11)       (.14)       (.13)        (.14)
                                                                         ----------  ----------  ----------   ----------
                    Total dividends and distributions                          (.56)       (.66)       (.64)        (.68)
                                                                         ----------  ----------  ----------   ----------
                    Net asset value, end of period                       $    20.97  $    20.12  $    22.14   $    21.11
                                                                         ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share                        7.07%      (4.04%)+++   7.95%       (3.93%)+++
Return:**                                                                ==========  ==========  ==========   ==========

Ratios to Average   Expenses, excluding account maintenance and
Net Assets:         distribution fees                                          .97%       1.17%*       .93%        1.17%*
                                                                         ==========  ==========  ==========   ==========
                    Expenses                                                  1.97%       2.17%*      1.18%        1.42%*
                                                                         ==========  ==========  ==========   ==========
                    Investment income (loss)--net                             (.59%)      (.79%)*      .31%         .12%*
                                                                         ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in thousands)             $   46,092  $    7,841  $   97,946   $   22,012
Data:                                                                    ==========  ==========  ==========   ==========
                    Portfolio turnover                                       26.73%      23.84%      26.73%       23.84%
                                                                         ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund can write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


NOTES TO FINANCIAL STATEMENTS (continued)


* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends and interest at various rates. There is no tax imposed on capital gains arising from the sale of foreign investments.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Dividends in excess of net investment income and distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Reclassification-- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $54,299 have been reclassified from paid-in capital in excess of par to accumulated net realized capital losses. These reclassifi-cations have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60% of the average daily net assets of the Fund. The Management Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1995, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $22,264       $245,217
Class D                               $74,607       $973,293

For the year ended December 31, 1995 MLPF&S received contingent deferred sales charges of $3,023,322 and $18,089 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $95,598 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1995 were $519,394,744 and $392,365,590, respectively.

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments            $ 30,613,750   $210,303,477
Short-term investments                   (531)            --
Options written                            --         27,192
Currency options purchased        (16,928,250)    23,608,029
Forward foreign exchange
contracts                          40,356,683      9,847,257
Foreign currency
transactions                        1,144,624        (28,442)
                                 ------------   ------------
Total                            $ 55,186,276   $243,757,513
                                 ============   ============


As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $210,316,429, of which $251,331,610 related to appreciated securities and $41,015,181 related to depreciated securities. At December 31, 1995, the aggregate cost of investments for Federal income tax purposes was $1,537,461,064.

Transactions in options written for the year ended December 31, 1995 were as follows:



                                   Number of           Premiums
Call Options Written         Contracts/Face Amount     Received

Outstanding call options
written, beginning of year                 --        $         --
Options written                        25,578        $    314,458
                                  -----------        ------------
Outstanding call options
written, end of year                   25,578        $    314,458
                                  ===========        ============


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $182,530,658 and $593,752,517 for the years ended December 31, 1995 and December 31, 1994, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in capital shares for each class were as follows:


Class A Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                         8,478,331   $178,519,975
Shares issued to shareholders
in reinvestment of dividends
and distributions                     726,709     15,820,443
                                 ------------   ------------
Total issued                        9,205,040    194,340,418
Shares redeemed                    (9,586,611)  (201,845,917)
                                 ------------   ------------
Net decrease                         (381,571)  $ (7,505,499)
                                 ============   ============



Class A Shares for the
Year Ended                                          Dollar
December 31, 1994                     Shares        Amount

Shares sold                        10,984,489   $247,288,984
Shares issued to shareholders
in reinvestment of dividends
and distributions                     768,428     15,860,370
                                 ------------   ------------
Total issued                       11,752,917    263,149,354
Shares redeemed                    (6,215,599)  (138,930,148)
                                 ------------   ------------
Net increase                        5,537,318   $124,219,206
                                 ============   ============

Class B Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                        19,257,866   $389,172,718
Shares issued to shareholders
in reinvestment of dividends
and distributions                     953,264     19,875,556
                                 ------------   ------------
Total issued                       20,211,130    409,048,274
Shares redeemed                   (15,730,552)  (315,601,539)
Automatic conversion of
shares                               (543,764)   (10,926,453)
                                 ------------   ------------
Net increase                        3,936,814   $ 82,520,282
                                 ============   ============



Class B Shares for the
Year Ended                                          Dollar
December 31, 1994                     Shares        Amount

Shares sold                        28,150,808   $607,930,382
Shares issued to shareholders
in reinvestment of dividends
and distributions                     983,066     19,484,381
                                 ------------   ------------
Total issued                       29,133,874    627,414,763
Shares redeemed                    (8,356,463)  (178,494,709)
Automatic conversion of
shares                               (495,115)   (10,418,140)
                                 ------------   ------------
Net increase                       20,282,296   $438,501,914
                                 ============   ============



Class C Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         2,790,493   $ 56,351,329
Shares issued to shareholders
in reinvestment of dividends
and distributions                      49,346      1,017,019
                                 ------------   ------------
Total issued                        2,839,839     57,368,348
Shares redeemed                    (1,031,723)   (20,975,963)
                                 ------------   ------------
Net increase                        1,808,116   $ 36,392,385
                                 ============   ============

Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to Dec. 31, 1994      Shares        Amount

Shares sold                           405,281   $  8,528,274
Shares issued to shareholders
in reinvestment of dividends
and distributions                      10,503        205,553
                                 ------------   ------------
Total issued                          415,784      8,733,827
Shares redeemed                       (26,018)      (537,293)
                                 ------------   ------------
Net increase                          389,766   $  8,196,534
                                 ============   ============

[FN]
++Commencement of Operations.



Class D Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         7,041,007   $150,994,718
Shares issued to shareholders
in reinvestment of dividends
and distributions                      87,778      1,909,163
Automatic conversion of
shares                                520,220     10,926,453
                                 ------------   ------------
Total issued                        7,649,005    163,830,334
Shares redeemed                    (4,267,099)   (92,706,844)
                                 ------------   ------------
Net increase                        3,381,906   $ 71,123,490
                                 ============   ============

Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to Dec. 31, 1994      Shares        Amount

Shares sold                           624,623   $ 13,638,511
Shares issued to shareholders
in reinvestment of dividends
and distributions                      26,192        537,989
Automatic conversion of
shares                                472,533     10,418,140
                                 ------------   ------------
Total issued                        1,123,348     24,594,640
Shares redeemed                       (80,800)    (1,759,777)
                                 ------------   ------------
Net increase                        1,042,548   $ 22,834,863
                                 ============   ============

[FN]
++Commencement of Operations.



6. Commitments:
At December 31, 1995, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with approximate values of $8,838,000.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pacific Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pacific Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 2, 1996
</AUDIT-REPORT>



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Donald C. Burke, Vice President
Stephen I. Silverman, Vice President and
   Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863